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JOHN DEERE OWNER TRUST 2001                                        EXHIBIT 99.2
STATEMENT TO NOTEHOLDERS

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$281,000,000 Class A-1 2.19% Asset Backed Notes due November 15, 2002
$202,000,000 Class A-2 2.56% Asset Backed Notes due February 17, 2004 $315,000,000 Class A-3 3.26% Asset Backed Notes due October 17, 2005 $98,640,000 Class A-4 3.78% Asset Backed Notes due September 15, 2008 $34,935,802 Asset Backed Certificates

Payment Date:                                                                                        15-Nov-01
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(1)  Amount of principal being paid on the Notes:

       (a)  A-1 Notes:                                                                          $34,706,006.37
              per $1,000 original principal amount:                                                    $123.51

       (b)   A-2 Notes:                                                                                  $0.00
               per $1,000 original principal amount:                                                     $0.00

       (c)   A-3 Notes:                                                                                  $0.00
               per $1,000 original principal amount:                                                     $0.00

       (d)   A-4 Notes:                                                                                  $0.00
               per $1,000 original principal amount:                                                     $0.00

       (e)   Total                                                                              $34,706,006.37

(2) Interest on the Notes

       (a)  A-1 Notes:                                                                             $119,659.17
              per $1,000 original principal amount:                                                      $0.43

       (b)   A-2 Notes:                                                                            $100,551.11
               per $1,000 original principal amount:                                                     $0.50

       (c)  A-3 Notes:                                                                             $199,675.00
              per $1,000 original principal amount:                                                      $0.63

       (d)  A-4 Notes:                                                                              $72,500.40
              per $1,000 original principal amount:                                                      $0.74

       (e)   Total                                                                                 $492,385.68

(3)  After giving effect to distributions on current Payment Date:

       (a) (i)  outstanding principal amount of A-1 Notes:                                     $246,293,993.63
           (ii) A-1 Note Pool Factor:                                                                0.8764911

       (b) (i)  outstanding principal amount of A-2 Notes:                                     $202,000,000.00
           (ii) A-2 Note Pool Factor:                                                                1.0000000

       (c) (i)  outstanding principal amount of A-3 Notes:                                     $315,000,000.00
           (ii) A-3 Note Pool Factor:                                                                1.0000000

       (d) (i)  outstanding principal amount of A-4 Notes:                                      $98,640,000.00
           (ii) A-4 Note Pool Factor:                                                                1.0000000

       (e) (i)  Certificate Balance                                                             $33,581,843.91
           (ii) Certificate Pool Factor:                                                             0.9612444

(4) Note Value at the end of the related Collection Period                                     $895,515,837.56

(5) Pool Balance (excluding accrued interest) at the end of the related Collection Period      $882,848,839.44

(6)  Amount of Servicing Fee:                                                                      $765,933.20
               per $1,000 original principal amount:                                                0.82219096

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(7)  Amount of Administration Fee:                                                                     $100.00

(8)  Aggregate Purchase Amounts for Collection Period:                                                   $0.00

(9)  Amount in Reserve Account:                                                                 $16,302,577.00
       Specified Reserve Account Balance:                                                       $16,302,577.00

(10)  Aggregate amount of Realized Losses for the Collection Period:                                     $0.00

(11)  Amount of Payments that are more than 60 days past due:                                       $21,012.00
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